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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 8, 2002, with respect to the consolidated financial statements of The Sports Authority, Inc. incorporated by reference in its Annual Report on Form 10-K for the year ended February 2, 2002, filed with the Securities and Exchange Commission.

                                             /s/ ERNST & YOUNG LLP

Miami, Florida

September 9, 2002